UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019

Anterix Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300
Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange on which registered
Common Stock, $0.0001 par value	ATEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.  Results of Operations and Financial Condition.

On November 6, 2019, Anterix, Inc. (the “Company”) will host a conference call at 4:45 pm ET to discuss its results (the “Conference Call”) as further detailed below.

During the Conference Call, the Company’s management intends to report a non-GAAP financial measure, Adjusted EBITDA, which excludes certain amounts.

The Company defines Adjusted EBITDA as net income (loss) with adjustments for depreciation and amortization, depreciation – cost of revenue, interest (income) expense-net, other (income) expense-net, income tax expense (benefit) and stock-based compensation. The Company has included below a reconciliation of net loss, the most directly comparable GAAP financial measure to Adjusted EBITDA. The Company’s management uses Adjusted EBITDA to evaluate the Company’s performance and provides this financial measure to investors as a supplement to the Company’s reported results because management believes this information provides additional insight into the Company’s operating performance by disregarding certain nonrecurring or non-cash items or items that are not reflective of the day-to-day offering of its services. Adjusted EBITDA should not be considered in isolation from, as a substitute for, or as superior to, financial measures calculated in accordance with GAAP, and the Company’s financial results calculated in accordance with GAAP and any reconciliation to those financial statements should be carefully evaluated. This non-GAAP financial measure used by the Company may be calculated differently from, and therefore, may not be comparable to, similarly titled measures used by other companies.

The table below reconciles Adjusted EBITDA to the Company’s GAAP disclosure of net loss (in thousands):

	Three months ended September 30,		Six months ended September 30,
	2019	2018	2019	2018
Adjusted EBITDA:
Net loss:	$(7,715)	$(11,780)	$(17,089)	$(24,082)
Income tax expense	171	—	463	—
Interest income	(634)	(370)	(988)	(686)
Other (income) expenses - net	(52)	1	(152)	—
Income on equity method investment	(15)	—	(15)	—
Depreciation	636	716	1,277	1,445
Stock-based compensation expense	1,412	3,820	2,989	7,477
Adjusted EBITDA	$(6,197)	$(7,613)	$(13,515)	$(15,846)

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 8.01.  Other Events.

The Conference Call can be accessed by dialing 888-267-2845 and using the conference code 405633.  A replay of the Conference Call will be available on the Company’s Investor Relations webpage which can be accessed at https://www.anterix.com/events/.

During the Conference Call, the Company’s management may make certain statements that do not describe historical facts but which are forward-looking statements as defined under the Federal securities laws. These forward-looking statements may include, but are not limited to, statements regarding: (i) projected capabilities of private LTE networks, (ii) the expected timing of the FCC’s issuance of a final Report and Order; (iii) the Company’s ability to satisfy the FCC’s future requirements to qualify for broadband licenses; and (iv) the demand by, and the Company’s potential contractual terms with, other electric utilities and critical infrastructure providers for the lease of its spectrum assets. Any such forward-looking statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause its actual future results to differ materially from its current expectations or those implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the FCC may not issue a final Report and Order on a timely basis, or at all; (ii) the terms of any final Report and Order may not be favorable or may significantly delay or increase the costs required to commercialize the Company’s spectrum assets compared to the timing and costs assumed in its business plan; (iii) even if its FCC initiatives are successful, the Company may not be successful in commercializing its spectrum assets to its targeted customers and markets; (iv) the Company’s initiatives with the federal and state agencies and commissions that regulate electric utilities may not be successful; (v) the Company has no operating history with its proposed business plan, which makes it difficult to evaluate its prospects and future financial results, and its business activities, strategic approaches and plans may not be successful; (vi) the Company may not be able to correctly estimate its operating expenses or future revenues; (vii) many of the third parties who have objected to the Company’s FCC initiatives, or with whom it competes against, have more resources, and greater political and regulatory influence;  and (viii) spectrum is a limited resource, and the Company may not be able to obtain sufficient contiguous spectrum to support its spectrum initiatives or its planned business operations and future growth. These and other factors that may affect the Company’s future results of operations are identified and described in more detail in its filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019, filed with the SEC on November 6, 2019. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anterix Inc.

Date: November 6, 2019	/s/ Timothy A. Gray
Timothy A. Gray
Chief Financial Officer